UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2023
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Acumen Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40551	36-4108129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

427 Park St., Charlottesville, Virginia	22902
(Address of Principal Executive Offices)	(Zip Code)
(434) 297-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2023, Acumen Pharmaceuticals, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). As described in Item 5.07 below, the Company’s stockholders approved the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation” and, as amended, the “Amended Certificate of Incorporation”) to reflect Delaware law provisions allowing for the exculpation of officers.

The foregoing summary and description of the Amended Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.

The stockholders considered three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023. Of the 41,025,062 shares outstanding as of the record date, 36,099,470 shares, or approximately 87.99%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: The stockholders elected two nominees to serve as Class II directors until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Derrell Porter, M.D.	27,096,949	5,040
Laura Stoppel, Ph.D.	24,440,807	2,661,182

Proposal No. 2: The stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	36,099,071	185	214

Proposal No. 3: The stockholders approved an amendment to the Company’s Certificate of Incorporation to reflect Delaware law provisions allowing for the exculpation of officers. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Amendment to Certificate of Incorporation	27,061,448	39,649	892
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: June 8, 2023	By:	/s/ Derek Meisner
Derek Meisner Chief Legal Officer